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                                                                    EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITOR

        We hereby consent to the incorporation by reference in this Registration Statement on form S-4 of our report dated February 8, 1995, on our audits of the financial statements of Comtech, Inc.-Paging Division as of December 31, 1994 and 1993, and for the years then ended, which appears in Form 8-K/A of Paging Network, Inc., dated April 3, 1995. We also consent to the reference to our Firm under the caption "Experts" in this Registration Statement.

                                                       McGladrey & Pullen, LLP

                                                       McGladrey & Pullen, LLP
Schaumburg, Illinois
October 30, 1996